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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                      ------------------------------------


                                    FORM 8-K


CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT: MAY 2, 2002                         COMMISSION FILE NO. 2-28596


                        NATIONWIDE LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)


            DELAWARE                                        31-4156830
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                         Identification No.)

                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                                 (614) 249-7111
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)



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ITEM 5.     OTHER EVENTS.

            The Exhibit below sets forth certain financial information of Nationwide Life Insurance Company as of the dates and for the periods indicated therein. The information as of March 31, 2002 and for the periods ended March 31, 2002 and 2001 is unaudited.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c) Exhibits.

                Exhibit 99.1    Condensed Consolidated Financial Information
                                  of Nationwide Life Insurance Company.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATIONWIDE LIFE INSURANCE COMPANY
                                                  (Registrant)



Date: May 2, 2002                       /s/Mark R. Thresher
                                        --------------------------------------
                                        Mark R. Thresher
                                        Senior Vice President - Finance -
                                        Nationwide Financial
                                        (Chief Accounting Officer)